SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): May 15, 2003

                                  JACLYN, INC.
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             (Exact Name of Registrant as Specified in its Charter)


          Delaware                        1-5863                22-143205304
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


              635 59th Street
        West New York, New Jersey                                  07093
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(Address of Principal Executive Offices)                         (Zip Code)


 (Registrant's telephone number, including area code):   (201) 868-9400


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         Exhibit No.            Description
         -----------            -----------
              99                Press Release of the Company dated May 15, 2003.


Item 9.  Regulation FD Disclosure (Information is Being Provided Under Item 12).
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         The information contained in this Current Report on Form 8-K is being furnished pursuant to Item 12. "Results of Operations and Financial Condition", but is included under this Item 9 in accordance with Securities and Exchange Commission (the "Commission") Release No. 33-8216.

         On May 15, 2003, Jaclyn, Inc. (the "Company") issued a press release announcing its financial results for its fiscal quarter ended March 31, 2003. A copy of that press release is attached as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

         The information contained in this Current Report on Form 8-K is being furnished to the Commission, shall not be considered "filed" with the Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement, proxy statement, or other report under the Securities Act of 1933, as amended, or under the Exchange Act, except as specifically set forth in such statement or report.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2003              JACLYN, INC.


                                By: /s/Anthony C. Christon
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                                    Anthony C. Christon, Chief Financial Officer



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



                                  EXHIBIT INDEX


         Exhibit No.            Description
         -----------            -----------
             99                 Press Release of the Company dated May 15, 2003.






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